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                                                                    Exhibit 10.6


WASCO FUNDING CORP.                              EQUIPMENT LEASE
150 East 58/th/ Street                              No.  16723
New York, NY  10155
TEL: (212) 751-3673
FAX: (212) 753-4784

LESSEE'S NAME AND ADDRESS:                LOCATION OF EQUIPMENT IF OTHER
                                          THAN AT LESSEE'S ADDRESS:
Teleconversant Ltd.
One Kendall Square  Building 600
Cambridge, MA  02139

EQUIPMENT DESCRIPTION: (Describe fully.)

1  Multilink System   70-144 ports
5  Workstations
1  DNIS Software Package
    System #10269

                               TERM:  48 months
                         RENTAL:  $3,501.90 per month
                          USE TAX:  $175.10 per month
                           TOTAL PAYMENT:  $3,677.00

  ADVANCE RENTALS: $7,354.00, payable at the time of signing this lease to be applied to the first and the last one monthly Rental payments.

                         TERMS AND CONDITIONS OF LEASE

     1. LEASE; LESSOR'S RIGHT TO TERMINATE. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the equipment described above or on any schedule attached hereto (the "Schedule(s)") (the equipment with all replacement parts, repairs, additions and accessories is herein called the "Equipment") on the terms and conditions as set forth in this lease and any Schedule(s) (hereinafter such lease and any Schedule(s) referred to as the "Lease"). Lessee hereby authorizes Lessor to order the Equipment from a supplier selected by Lessee (the "Supplier") and arrange for delivery to Lessee at Lessee's expense. In the event the Equipment is not delivered to Lessee within 90 days of the date Lessor orders the Equipment, Lessor may cancel the Lease and any obligation to Lessee hereunder. Lessee authorizes Lessor to insert in the Lease, when determined by Lessor, the serial numbers and other identification data of the Equipment, and other omitted factual matters.
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     2.   NO WARRANTIES BY LESSOR. LESSOR, NEITHER BEING THE MANUFACTURER OF,
NOR A DEALER IN, NOR SUPPLIER OF THE EQUIPMENT, MAKES NO WARRANTY TO ANYONE, AS TO ANY MATTER WHATSOEVER, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, THE FITNESS, MERCHANTABILITY, DESIGN, CONDITION, CAPACITY, PERFORMANCE OR ANY OTHER ASPECT OF THE EQUIPMENT OR ITS MATERIAL OR WORKMANSHIP OR THE TAX OR ACCOUNTING TREATMENT OF THE LEASE. LESSOR DISCLAIMS ANY LIABILITY FOR LOSS, DAMAGE OR INJURY TO LESSEE OR THIRD PARTIES AS A RESULT OF ANY DEFECTS, LATENT OR OTHERWISE, IN THE EQUIPMENT, LESSOR SHALL HAVE NO OBLIGATION TO MAINTAIN, INSTALL, ERECT, TEST, ADJUST OR SERVICE THE EQUIPMENT. LESSOR SHALL NOT BE LIABLE FOR ANY INDIRECT, SPECIAL, OR CONSEQUENTIAL DAMAGES HOWSOEVER ARISING. IF THE EQUIPMENT IS UNSATISFACTORY FOR ANY REASON, LESSEE SHALL MAKE CLAIM ON ACCOUNT THEREOF SOLELY AGAINST THE MANUFACTURER AND/OR THE SUPPLIER AND SHALL NEVERTHELESS PAY LESSOR ALL RENT AND OTHER MONIES PAYABLE HEREUNDER.


Lessor hereby assigns to Lessee, solely for the purpose of prosecuting a claim, all rights which Lessor may have against the manufacturer or Supplier for breach of warranty or other representation respecting the Equipment.

     3. NON-CANCELLABLE LEASE. THE LEASE CANNOT BE CANCELLED BY LESSEE DURING THE TERM HEREOF. Lessee's obligations under the Lease including, without limitation, the obligation to pay rent, are absolute and unconditional and shall continue without any claim, defense, set-off counterclaim, reduction or abatement of any kind whatsoever and regardless of any disability of Lessee to use the Equipment or any part thereof because of any reason whatsoever.

     4. TERM AND RENT. The Lease will be effective when accepted by Lessor and shall continue for the term stated in the Lease and thereafter until all of the obligations of the Lessee under the Lease are fully paid and performed. The Rental payments shall commence on the first date that any of the Equipment is delivered to Lessee or Lessee's agent or such later date as Lessor designates in writing (the "Commencement Date"), and subsequent payments shall be due on the same day of each successive month for the Term. Advance rentals shall not be refundable if the Lease does not commence for any reason. Rentals shall be payable monthly in advance as stated in the Lease. All payments shall be made to Lessor at the address set forth herein or such other address as Lessor may in writing designate. Time is of the essence with respect to all payments and other obligations of Lessee under the Lease.

        SEE REVERSE SIDE OF THIS FORM FOR ADDITIONAL TERMS OF THE LEASE

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LESSOR:  WASCO FUNDING CORP.             LESSEE:  TELECONVERSANT LTD.



By:/s/                          , Mgr.     /s/                            , Pres
   -----------------------------------     -------------------------------------
Authorized Signature             Title      Authorized Signature          Title

Accepted:  May 31,1996                   Dated Executed by Lessee:  May 21, 1996


     5. ASSIGNMENT; WAIVER OF DEFENSES. LESSOR MAY, WITHOUT NOTICE TO OR CONSENT BY LESSEE, ASSIGN THE LEASE, ANY RENTALS, OR ANY OTHER SUMS DUE OR TO BECOME DUE UNDER THE LEASE, OR TRANSFER OR GRANT A SECURITY INTEREST IN ANY OF THE EQUIPMENT, AND IN SUCH EVENT LESSOR'S ASSIGNEE OR SECURED PARTY SHALL HAVE ALL OF THE RIGHTS, POWERS, PRIVILEGES AND REMEDIES OF LESSOR HEREUNDER, NO ASSIGNEE SHALL BE BOUND TO PERFORM ANY DUTY, COVENANT, CONDITION OR WARRANTY OF LESSOR. LESSEE AGREES NOT TO RAISE ANY CLAIM OR DEFENSE WHICH LESSEE MAY HAVE AGAINST LESSOR ARISING OUT OF THE LEASE OR OTHERWISE AS A DEFENSE, COUNTERCLAIM OR OFFSET TO ANY ACTION BY ASSIGNEE OR SECURED PARTY HEREUNDER, LESSEE AGREES THAT AFTER RECEIPT BY LESSEE OF WRITTEN NOTICE OF AN ASSIGNMENT FROM LESSOR OR FROM LESSOR'S ASSIGNEE, ALL RENT AND OTHER AMOUNTS WHICH ARE THEN AND THEREAFTER DUE UNDER THE LEASE SHALL BE PAID TO SUCH ASSIGNEE AT THE PLACE OF PAYMENT DESIGNATED IN SUCH NOTICE. LESSEE SHALL NOT ASSIGN THE LEASE OR ANY INTEREST IN THE LEASE OR IN THE EQUIPMENT NOR ENTER INTO ANY SUBLEASE WITH RESPECT TO ANY OF THE EQUIPMENT WITHOUT LESSOR'S PRIOR WRITTEN CONSENT. ANY PURPORTED ASSIGNMENT OR SUBLEASE BY LESSEE WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR SHALL BE VOID.

     6. TITLE; QUIET ENJOYMENT. Title to the Equipment shall at all times be vested in Lessor. All documents of title and evidences of delivery shall be delivered to Lessor. Lessee authorizes Lessor, at Lessee's expense, to cause the Lease, or any statement or other instrument in respect of the Lease showing the interest of Lessor in the Equipment, including Uniform Commercial Code Financing Statements, to be filed or recorded, and grants Lessor the right to sign Lessee's name thereto. Lessee agrees to execute or procure for Lessor such estoppel certificates, landlord's or mortgagee's waivers or other documents as Lessor may request to confirm or perfect Lessor's rights hereunder or to otherwise effectuate the intents of the Lease. Lessee agrees to pay or reimburse Lessor for any filing, recording or stamp fees or taxes arising from the filing or recording of any such instrument or statement. Lessee shall, at its expense, protect and defend Lessor's title against all persons claiming against or through Lessee, keep the Equipment free from legal process or encumbrance, give Lessor immediate notice thereof and

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shall indemnify Lessor from any loss caused thereby. So long as Lessee is not in default under the Lease Lessee shall quietly use and enjoy the Equipment, subject to the terms of the Lease.

     7. CARE, USE AND LOCATION. Lessee shall maintain the Equipment in good operating condition, repair and appearance, and protect it from deterioration other than normal wear and tear; use the Equipment in the regular course of its business, within its normal operating capacity, without abuse, comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Equipment; use the Equipment solely for business purposes, not make any modification, alteration or addition to the Equipment without the written consent of Lessor, which shall not be unreasonably withheld; not affix the Equipment (which shall remain personal property at all times regardless of how attached or installed) to realty so as to change its nature to real property or a fixture; and keep the Equipment at the location shown in the Lease, and not remove the Equipment without the written consent of Lessor, which shall not be unreasonably withheld.

     8. TAXES. Lessee intends the Rental payments to be net to Lessor, and Lessee agrees to pay all sales, use, excise, personal property, stamp, documentary and ad valorem taxes, license and registration fees, assessments, lines, penalties and similar charges imposed on the ownership, possession or use of the Equipment during the term of the Lease, and all taxes imposed on Lessor or Lessee (except Lessor's Federal or State net income taxes) with respect to the Rental payments or the Equipment, and shall reimburse Lessor upon demand for any taxes paid or advanced by Lessor. Unless otherwise directed, in writing, by Lessor, Lessee shall file all personal property tax returns with respect to the Equipment and pay all taxes due thereon.

     9. INDEMNITY. Lessee agrees to indemnify and save Lessor, its agents, servants, successors, and assigns harmless from any and all liability, damage or loss, including reasonable attorneys' fees, arising out of the ownership, selection, possession, operation, control, use, condition, maintenance, delivery and return of the Equipment. Lessee's indemnities and obligations shall continue in full force and effect notwithstanding the termination of the Lease.

     10. RISK OF LOSS. Lessee shall bear all risks of loss of and damage to the Equipment from any cause. The occurrence of such loss or damage shall not relieve Lessee of any obligation hereunder. In the event of loss or damage, Lessee, at Lessor's option, shall: (a) place the damaged Equipment in good repair, condition and working order; or (b) replace lost or damaged Equipment with new Equipment of the same type and model and deliver to Lessor documentation vesting clear title thereto in Lessor; or (c) pay to Lessor the present value as of the date of loss of both the unpaid balance of the aggregate rent reserved under the Lease and the value of the Lessor's residual interest in the Equipment at the expiration of the Lease, computed at six percent (6%) per annum.

     11. INSURANCE. Lessee shall, at Lessee's sole cost and expense, keep the Equipment insured against all risks of loss or damage from every cause whatsoever for not less than the full replacement cost thereof. Lessee shall also obtain and maintain in effect throughout the term, public liability insurance, covering both personal injury and property damage arising out of or in connection with the use or operation of the Equipment. All insurance shall be

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in such form and for such amounts, and issued by such companies, as shall be acceptable to Lessor and shall name Lessor and Lessor's assignee or secured party as loss payees with respect to the casualty coverage and as additional insured with respect to the public liability coverage, and shall provide that the insurer will give Lessor or Lessor's assignee at least thirty (30) days' prior written notice of the effective date of any alteration or cancellation of such policy. Lessee shall, upon Lessor's request, deliver to Lessor satisfactory evidence of the required insurance coverage. Insurance proceeds as a result of loss or damage to any of the Equipment shall be applied to satisfy Lessee's obligation set forth in paragraph 10 hereof. Lessee irrevocably appoints Lessor as Lessee's attorney-in-fact to make a claim for, receive payment of and execute and endorse all documents, checks or drafts received in payment for loss or damage under any such insurance policy.

     12. FINANCIAL STATEMENTS. If requested by Lessor, Lessee agrees to deliver to Lessor annual and interim financial statements.

     13.  DEFAULT. Each of the following events is an "Event of Default":
(a) Lessee's failure to pay, when due, any Rental payments or any other payment hereunder; or (b) Lessee's failure to pay, when due, any indebtedness of Lessee to Lessor arising independently of the Lease and such failure shall continue for five (5) days; or (c) Lessee's failure to perform any of the other terms, covenants or conditions of the Lease and such failure shall continue for ten
(10) days after written notice; or (d) any representation, warranty or statement made by Lessee or any guarantor of the Lease ("Guarantor"), whether contained in the Lease or in any guaranty, application, financial statement or other document delivered to Lessor in connection with the Lease shall be untrue in any material respect; or (e) Lessee becomes insolvent or makes an assignment for the benefit of creditors; or (f) a receiver, trustee, conservator or liquidator of Lessee of all or a substantial part of Lessee's assets is appointed with or without the application or consent of Lessee; or (g) a change of control of Lessee; (h) a petition is filed by or against Lessee under the Bankruptcy Code or under any other insolvency law or laws providing for the relief of debtors.

     14. REMEDIES. If an Event of Default occurs, Lessor may exercise all remedies available to Lessor under applicable law and without limiting the foregoing (a) recover from Lessee all Rental payments and other payments which are due and unpaid; (b) at any time, declare immediately due and payable the aggregate of all Rental payments and other payments which are payable under the Lease for the full term thereof and recover from Lessee the present value, computed to the date of default, at the rate of six percent (6%) per annum, of
(i) such aggregate rent, plus (ii) the anticipated residual value of the Equipment at the expiration of the term of the Lease; and (c) without notice of any kind to Lessee, and to the fullest extent permitted by law, enter into the premises where the Equipment is located and take possession of, and remove, the Equipment, without liability to Lessee arising out of such entry, taking of possession or removal, Lessor may, at its option, store, use, lease, sell or otherwise dispose of the removed Equipment and shall credit Lessee with any sums received from the disposition of the Equipment after deducting all expenses of retaking and disposition. If Lessee fails to comply with any provision of the Lease, Lessor shall have the right, but not the obligation, to affect compliance on behalf of Lessee upon ten (10) days prior written notice to Lessee. In such event

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all monies expended by Lessor, and all expenses of Lessor in effecting such compliance, shall be deemed to be additional rent, and shall be paid by Lessee to Lessor at the time of the next Rental payment.

     Lessee shall also be liable for and shall pay to Lessor (a) all expenses incurred by Lessor in connection with the enforcement of any of Lessor's remedies, including Lessor's administrative and other collection expenses, (b) Lessor's reasonable attorney's fees and expenses, and (c) interest on all sums due Lessor from the date when the sums become due until paid, at the rate of one and one half percent (1-1/2%) per month but only to the extent permitted by law.

     When any payment is not made by Lessee within ten (10) days of the date when due, Lessee agrees to pay to Lessor, not later than one month thereafter, in addition to all amounts payable by Lessee as a result of the exercise of any of the remedies provided in the Lease, an amount calculated at the rate of ten cents ($.10) per one dollar of each such delayed payment, as an administrative fee to offset Lessor's collection costs, but only to the extent permitted by law.

     All remedies of Lessor are cumulative, are in addition to any other remedies provided for by law, and may, to the extent permitted by law, be exercised concurrently. The exercise of any one remedy shall not be deemed an election of such remedy or preclude the exercise of any other remedy. No failure on the part of Lessor to exercise, and no delay in exercising, any right or remedy shall operate as a waiver thereof or modify the terms of the Lease.
In no event shall Lessor's recovery exceed the maximum recovery permitted by law.

     15. REDELIVERY OF EQUIPMENT. Upon the expiration or earlier termination of the Lease. Lessee shall return the Equipment, freight prepaid, to Lessor in good repair, condition and working order, in a manner and to a location designated by Lessor. If upon such expiration or termination, Lessee does not immediately return the Equipment to Lessor, the Equipment shall continue to be held and Leased hereunder, and the Lease shall thereupon be extended from month to month at the same Rental, subject to the right of either Lessee or Lessor to terminate the Lease upon thirty (30) days' written notice, whereupon Lessee shall forthwith deliver the Equipment to Lessor as provided in this Paragraph.

     16. ENTIRE AGREEMENT; CHANGES. The Lease contains the entire agreement between the parties and may not be altered, amended, modified, terminated or otherwise changed except in writing and signed by an executive officer of Lessor and Lessee.

     17. NOTICE. All notices under the Lease shall be sufficient if given personally or mailed to the party intended at its respective address set forth herein, or at such other address as said party may provide in writing from time to time. Any such notice mailed to said address shall be effective when deposited in the United States mail; duly addressed, postage prepaid.

     18. BINDING EFFECT. The Lease shall inure to the benefit of, and be binding upon, the parties and their respective personal representatives, successors and assigns. Lessor and Lessee intend the Lease to be a valid and subsisting legal instrument, and agree that no

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provision of the Lease which may be deemed unenforceable shall in any way invalidate any other provision or provisions of the Lease, all of which shall remain in full force and effect.

     19. GOVERNING LAW; JURISDICTION; VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL. The Lease shall be governed by the laws of the State of New York.
Lessee hereby consents to the jurisdiction of any Federal or State Court, located in New York County, New York with respect to any action commenced hereunder. Nothing contained herein is intended to preclude Lessor from commencing any action hereunder in any court having jurisdiction thereof.
Lessee agrees that service of process in any action shall be sufficient if made by first class certified mail, return receipt requested to the address of Lessee hereunder. TO THE EXTENT PERMITTED BY LAW, LESSEE WAIVES TRIAL BY JURY IN ANY ACTION ARISING OUT OF, UNDER OR IN CONNECTION WITH THE LEASE, OR THE TRANSACTIONS CONTEMPLATED HEREIN.

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